UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934.

Date of Report (Date of Earliest Event Reported):

August 4, 2015

MONRO MUFFLER BRAKE, INC.

(Exact name of registrant as specified in its charter)

New York	0-19357	16-0838627
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Holleder Parkway, Rochester, New York	14615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (585) 647-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders (“Annual Meeting”) of Monro Muffler Brake, Inc. (the “Company”) was held on August 4, 2015. At the Annual Meeting, the Company’s shareholders voted on each of the matters described below. Approximately 31,326,241 shares (representing 97.9% of total shares outstanding and entitled to vote) were present at the Annual Meeting either in person or by proxy.

1. The Company’s shareholders elected five directors to Class 2 of the Board of Directors to serve a two-year term, until their successors have been elected and qualified at the 2017 annual meeting of shareholders. The number of shares that (i) voted for the election of each director and (ii) withheld authority to vote for each director, as well as the number of broker non-votes, are set forth in the table below.

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Frederick M. Danziger	29,289,013	826,152	1,211,076
Robert G. Gross	28,396,096	1,719,069	1,211,076
Stephen C. McCluski	29,218,613	896,552	1,211,076
Robert E. Mellor	29,877,265	237,900	1,211,076
Peter J. Solomon	26,386,862	3,728,303	1,211,076

2. The Company’s shareholders voted for approval of an advisory resolution regarding executive compensation. The number of shares that voted for, against or abstained from voting for executive compensation and the number of broker non-votes, are set forth in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,953,033	69,722	92,408	1,211,078

3. The Company’s shareholders ratified the re-appointment of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 26, 2016. The number of shares that voted for, against or abstained from voting for the ratification of the selection of PricewaterhouseCoopers, LLP are summarized in the table below.

Votes For	Votes Against	Abstentions
30,974,148	280,207	71,886

Item 8.01	Voluntary Disclosure of Other Events

On August 4, 2015, the Board of Directors declared a quarterly cash dividend of $.15 per share for the second quarter of the Company’s 2016 fiscal year, ending March 26, 2016. The dividend is payable on August 27, 2015 to shareholders of record as of August 17, 2015, including shares of common stock to which the holders of the Company’s Class C Convertible Preferred Stock are entitled.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The following is a list of exhibits furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release, dated August 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONRO MUFFLER BRAKE, INC.
(Registrant)

August 6, 2015	By:	/s/ Catherine D’Amico
Catherine D’Amico
Executive Vice President – Finance, Treasurer and Chief Financial Officer